UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2011

SIFCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposal of Assets

As previously reported in its Current Report on Form 8-K filed on November 1, 2011, SIFCO Industries, Inc. (“SIFCO”) announced that it completed the acquisition of the forging business and substantially all related operating assets from GEL Industries, Inc. (DBA Quality Aluminum Forge) (“QAF”), located in Orange, California. This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of QAF for its fiscal year ended December 31, 2010, including Independent Auditor’s Report; Balance Sheet as of December 31, 2010; Statement of Operations for the year ended December 31, 2010; Statement of Changes in Shareholders’ Equity for the year ended December 31, 2010; Statement of Cash Flows for the year ended December 31, 2010; and Notes to Financial Statements.

Attached hereto as Exhibit 99.3 are the unaudited interim financial statements of QAF for its nine months ended September 30, 2011, including Condensed Balance Sheet as of September 30, 2011 and the Condensed Statement of Operations for the nine months ended September 30, 2011, Condensed Statement of Changes in Shareholders’ Equity for the nine months ended September 30, 2011; Condensed Statement of Cash Flows for the nine months ended September 30, 2011; and Notes to Condensed Financial Statements.

(b) Pro Forma Financial Statements

Attached hereto as Exhibit 99.4 is the Unaudited Pro Forma Combined Statement of Operations for SIFCO and QAF for the year ended September 30, 2011.

(d) Exhibits-the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

4.2*	First Amendment and Joinder to Credit and Security Agreement among Fifth Third Bank and SIFCO Industries, Inc. (and subsidiaries) dated October 28, 2011, filed as exhibit 4.2 of the Company’s Form 8-K dated November 1, 2011, and incorporated herein by reference

10.16*	Asset Purchase Agreement between GEL Industries, Inc. (DBA Quality Aluminum Forge) and Forge Acquisition, LLC (a wholly-owned subsidiary of SIFCO Industries, Inc.) dated October 28, 2011, filed as exhibit 10.16 of the Company’s Form 8-K dated November 1, 2011 and incorporated herein by reference

99.1*	Press Release dated November 1, 2011—SIFCO Industries, Inc. announces the acquisition of the forging business and related assets from GEL Industries, Inc. (DBA Quality Aluminum Forge), filed as exhibit 99.1 of the Company’s Form 8-K dated November 1, 2011 and incorporated herein by reference

99.2.	Audited Financial Statements of GEL Industries, Inc. (DBA Quality Aluminum Forge, Inc.) as of and for the year ended December 31, 2010

99.3	Unaudited Condensed Financial Statements of GEL Industries, Inc. (DBA Quality Aluminum Forge, Inc.) as of and for the nine months ended September 30, 2011

99.4	Unaudited Pro Forma Combined Statement of Operations for SIFCO Industries, Inc. and GEL Industries, Inc. (DBA Quality Aluminum Forge, Inc.) for the year ended September 30, 2011 and unaudited Pro Forma Combined Balance Sheet for SIFCO Industries, Inc. and GEL Industries, Inc. (DBA Quality Aluminum Forge, Inc.) as of September 30, 2011

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc. (Registrant)

Date: January 6, 2012	/s/ Frank A. Cappello
Frank A. Cappello
Vice President – Finance and
Chief Financial Officer
(Principal Financial Officer)